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                          CONSENT OF INDEPENDENT ACCOUNTANTS



    We consent to the incorporation by reference in Registration Statement No. 33-47895 on Form S-8 and the Prospectus included therein of our reports dated February 8, 1997 included in the Annual Report on Form 10-K of Decorator Industries, Inc. for the fiscal year ended December 28, 1996.




                             /s/ Louis Plung & Company
                             LOUIS PLUNG & COMPANY
                             Certified Public Accountants




Pittsburgh, Pennsylvania
March 21, 1997